EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	Investor Relations contact:
Marc Passalacqua
Tel: 415-278-7933
investor_relations@gymboree.com

Media Relations contact:
Tel: 415-278-7493
media_relations@gymboree.com

The Gymboree Corporation Reports Second Fiscal Quarter 2014 Results

Comparable Sales are Positive for August

San Francisco, Calif., September 10, 2014 - The Gymboree Corporation (the "Company") today reported consolidated financial results for the second fiscal quarter ended August 2, 2014.

“Despite a difficult second quarter, we continued to make progress on our key initiatives in product, inventory and execution,” said Mark Breitbard, Chief Executive Officer. “We are seeing a meaningful improvement in trend at the start of the third quarter with positive comparable store sales across each of our brands in August. In addition, we are well on our way to achieve our annual efficiency and cost savings goals. Based on the progress we have made, we remain confident that we have the right action plans in place and the balance sheet strength to stabilize our sales trend and return our Company to consistent, long-term profitable growth.”

Second Fiscal Quarter Results (13 weeks ended August 2, 2014 versus 13 weeks ended August 3, 2013)

•	Net sales were $264.3 million, compared to $290.9 million in the second quarter of fiscal 2013.
•	Comparable store sales (including online stores) declined 10%.
•	Gross profit was $96.4 million, or 36.5% of net sales, compared to $107.1 million, or 36.8% of net sales, for the second quarter of fiscal 2013.
•	Adjusted gross profit was $98.2 million, or 37.1% of net sales, compared to $109.6 million, or 37.7% of net sales, for the second quarter of fiscal 2013. The decline in gross profit margin reflects the deleverage of fixed costs on lower sales partially offset by an increase in average unit retail prices. Adjusted gross profit excludes purchase accounting adjustments of $1.8 million and $2.5 million for the second quarter of fiscal 2014 and the second quarter of fiscal 2013, respectively, relating to the November 2010 acquisition of the Company by investment funds advised by Bain Capital Partners, LLC (the "Acquisition") (see Exhibit D for definition and reconciliation information).

•	SG&A expense was $107.1 million, or 40.5% of net sales, compared to $102.0 million, or 35.1% of net sales, for the second quarter of fiscal 2013.
•	Adjusted SG&A expense was $104.9 million, or 39.7% of net sales, compared to $98.7 million, or 33.9% of net sales, in the second quarter of fiscal 2013. Adjusted SG&A in the second quarter of fiscal 2014 and 2013 excludes $2.3 million and $3.3 million, respectively, of additional costs resulting from the Acquisition, including the effect of purchase accounting adjustments and non-recurring adjustments (see Exhibit D for definition and reconciliation information).
•	Net loss attributable to The Gymboree Corporation was $31.2 million compared to $9.4 million for the second quarter of fiscal 2013.
•	Adjusted EBITDA, defined as net loss attributable to The Gymboree Corporation before interest income/expense, income taxes and depreciation and amortization, adjusted for other items described above, was $9.6 million compared to $24.8 million for the second quarter of fiscal 2013.
•	Adjusted EBITDA is not a financial measure under U.S. generally accepted accounting principles ("GAAP"). For a description of these measures, see "Non-GAAP Financial Measures" below. A reconciliation of net loss attributable to The Gymboree Corporation to Adjusted EBITDA presented herein is included in Exhibit D of this press release.

Balance Sheet Highlights

•	There were $64.0 million in borrowings outstanding under the Company's $225 million asset-backed loan facility and approximately $95.5 million of undrawn availability after deducting letters of credit and outstanding borrowings at the end of the second quarter of fiscal 2014.
•	Cash balances were at $24.9 million at the end of the second quarter of fiscal 2014, a decrease of $14.6 million from $39.4 million at the end of fiscal 2013.
•	Capital expenditures were $7.2 million during the second quarter of fiscal 2014.
•	Inventory balances at the end of the second quarter of fiscal 2014 were $223.7 million, compared to $215.0 million at the end of the second quarter of fiscal 2013. On a per square foot basis, inventory cost increased 1% and inventory units declined in the low single digits.

Fiscal 2014 Business Outlook

The Company's fiscal 2014 outlook is based on the Company’s first half performance, current economic environment trends, and management expectations for the remainder of the year.

Full Year

For the full year, the Company expects Adjusted EBITDA in the range of $90 million to $110 million. Based on this guidance, the Company expects to have sufficient liquidity during fiscal 2014 to service its debt and invest in the business to drive long-term growth.

New Stores

The Company now plans to close approximately 30 to 40 stores and still expects to open approximately 50 new stores during fiscal 2014, distributed fairly evenly across the brands.

Capital Expenditures

During fiscal 2014, the Company still anticipates spending approximately $35 million to $40 million for capital expenditures.

Non-GAAP Financial Measures

The Company defines "Adjusted EBITDA" as net loss attributable to The Gymboree Corporation before interest income/expense, income taxes, and depreciation and amortization ("EBITDA") adjusted for other items including non-cash share-based compensation, loss on disposal/impairment of assets and sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the Acquisition and other non-recurring or unusual items.

Adjusted EBITDA is a non-GAAP measure but is considered an important supplemental measure of the Company's operating performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP (see Exhibit D for a reconciliation of Adjusted EBITDA to net loss attributable to The Gymboree Corporation).

Management Presentation

The live broadcast of the discussion of second fiscal quarter 2014 financial results and business outlook will be available to interested parties at 1:00 p.m. PT (4:00 p.m. ET) on Wednesday, September 10, 2014. To listen to the live broadcast over the internet, please log on to www.gymboree.com, click on “Company Information” at the bottom of the page, go to “Investors & Media” and then “Conference Calls & Webcasts.” A replay of the call will be available two hours after the broadcast through midnight PT, Wednesday, September 17, 2014, at 855-859-2056, passcode 84323970.

About The Gymboree Corporation

The Gymboree Corporation's specialty retail brands offer unique, high-quality products delivered with personalized customer service. As of August 2, 2014, the Company operated a total of 1,344 retail stores: 625 Gymboree® stores (572 in the United States, 46 in Canada, 1 in Puerto Rico and 6 in Australia), 171 Gymboree Outlet stores (169 in the United States and 2 in Puerto Rico), 148 Janie and Jack® shops and 400 Crazy 8® stores in the United States. The Company also operates online stores at www.gymboree.com, www.janieandjack.com and www.crazy8.com, and offers directed parent-child developmental play programs at 699 franchised and Company-operated Gymboree Play & Music® centers in the United States and 41 other countries.

Forward-Looking Statements

The foregoing financial information for the second quarter of fiscal 2014 is unaudited and subject to quarter-end and year-end adjustments. This press release includes forward-looking statements, including statements relating to The Gymboree Corporation's anticipated future financial performance, especially those set forth under the heading "Fiscal 2014 Business Outlook" and the Company’s expectation that it will be able to stabilize its sales trend and return to consistent, long- term profitable growth. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. The Company presently considers the following risks and uncertainties to be important factors that could cause actual results to differ materially from the Company's expectations: the ongoing volatility in the commodities markets, uncertainties relating to high levels of unemployment and consumer debt, volatility in the financial markets, general economic conditions, the Company’s dependence on the holiday season in November and December to sell a significant portion of its existing inventory, the Company's ability to anticipate and timely respond to changes in trends, consumer preferences and customer reactions to new merchandise and concepts, competitive market conditions, success in meeting the Company's delivery targets, the Company's promotional activity, particularly during the holiday season, that may be required to sell existing inventory, gross margin achievement, the Company's ability to appropriately manage inventory, effects of future embargos from countries used to source product, the Company's ability to attract and retain key personnel and other qualified team members, the limited data available in the future upon which to base its expectations for stabilizing sales trends, and other factors, including those discussed under "Risk Factors" in "Item 1A. Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2014, filed with the Securities and Exchange Commission ("SEC") on May 2, 2014. The Company cautions investors to carefully consider the risks associated with, and not to place considerable reliance on, the forward-looking statements contained in this press release. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

Gymboree, Janie and Jack, Crazy 8, and Gymboree Play & Music are registered trademarks of The Gymboree Corporation.

###

EXHIBIT A
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	13 Weeks Ended		26 Weeks Ended
	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013
Net sales:
Retail	$253,376	$278,944	$512,500	$559,821
Gymboree Play & Music	7,319	6,260	14,151	12,588
Retail Franchise	3,608	5,712	9,662	11,290
Total net sales	264,303	290,916	536,313	583,699
Cost of goods sold, including buying and occupancy expenses	(167,939)	(183,830)	(331,591)	(355,640)
Gross profit	96,364	107,086	204,722	228,059
Selling, general and administrative expenses	(107,140)	(102,023)	(209,430)	(206,152)
Operating (loss) income	(10,776)	5,063	(4,708)	21,907
Interest income	68	61	115	102
Interest expense	(20,455)	(20,467)	(40,829)	(40,869)
Other income (expense), net	(134)	(111)	(502)	(102)
Loss before income taxes	(31,297)	(15,454)	(45,924)	(18,962)
Income tax (expense) benefit	(1,556)	6,129	(1,932)	6,789
Net loss	(32,853)	(9,325)	(47,856)	(12,173)
Net loss (income) attributable to noncontrolling interest	1,700	(25)	3,272	287
Net loss attributable to The Gymboree Corporation	$(31,153)	$(9,350)	$(44,584)	$(11,886)

EXHIBIT B
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	August 2,	February 1,	August 3,
	2014	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$24,879	$39,429	$26,831
Accounts receivable	21,129	21,882	26,916
Merchandise inventories	223,694	175,495	214,981
Prepaid income taxes	3,076	1,979	4,037
Prepaid expenses	19,684	18,801	18,081
Deferred income taxes	8,172	13,454	36,378
Total current assets	300,634	271,040	327,224

Property and equipment, net	196,667	206,308	206,460
Goodwill	758,777	758,777	898,983
Other intangible assets, net	558,210	559,824	577,782
Deferred financing costs	29,091	32,455	36,819
Other assets	9,835	11,700	8,293

Total assets	$1,853,214	$1,840,104	$2,055,561

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$112,638	$101,959	$100,794
Accrued liabilities	86,231	100,303	93,947
Line of credit	64,000	-	-
Current obligation under capital lease	527	503	-
Total current liabilities	263,396	202,765	194,741

Long-term liabilities:
Long-term debt	1,113,893	1,113,742	1,138,595
Long-term obligation under capital lease	3,133	3,402	-
Lease incentives and other liabilities	52,664	50,432	45,529
Unrecognized tax benefits	6,475	6,157	8,894
Deferred income taxes	209,220	214,464	229,548
Total liabilities	1,648,781	1,590,962	1,617,307

Stockholders' equity	204,433	249,142	438,254

Total liabilities and stockholders' equity	$1,853,214	$1,840,104	$2,055,561

EXHIBIT C
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	26 Weeks Ended
	August 2, 2014	August 3, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(47,856)	$(12,173)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	22,534	23,684
Amortization of deferred financing costs and accretion of original issue discount	3,515	3,362
Interest rate cap contracts - adjustment to market	932	432
Loss on disposal/impairment of assets	3,883	1,949
Deferred income taxes	36	(9,498)
Share-based compensation expense	2,269	2,974
Other	21	-
Change in assets and liabilities:
Accounts receivable	739	645
Merchandise inventories	(48,576)	(16,803)
Prepaid income taxes	(1,095)	(1,166)
Prepaid expenses and other assets	(174)	(1,083)
Accounts payable	10,673	10,661
Accrued liabilities	(12,822)	(456)
Lease incentives and other liabilities	3,472	8,062
Net cash (used in) provided by operating activities	(62,449)	10,590

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(16,523)	(23,228)
Other	(66)	(162)
Net cash used in investing activities	(16,589)	(23,390)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ABL facility	218,000	-
Payments on ABL facility	(154,000)	-
Payments on capital lease	(246)	-
Dividend payment to Parent	-	(201)
Capital contribution received by noncontrolling interest	992	6,506
Net cash provided by financing activities	64,746	6,305
Effect of exchange rate fluctuations on cash and cash equivalents	(258)	(2)
Net decrease in cash and cash equivalents	(14,550)	(6,497)
CASH AND CASH EQUIVALENTS:
Beginning of period	39,429	33,328
End of period	$24,879	$26,831

EXHIBIT D

THE GYMBOREE CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands)

(Unaudited)

ADJUSTED EBITDA:

The Company defines "Adjusted EBITDA" as net income (loss) attributable to The Gymboree Corporation before interest expense, interest income, income tax expense/benefit, and depreciation and amortization ("EBITDA") adjusted for other items, including non-cash share-based compensation, loss on disposal/impairment of assets, sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the acquisition of the Company by investment funds sponsored by Bain Capital Partners, LLC (the "Acquisition"), non-recurring and unusual items.

Adjusted EBITDA is not a performance measure under U.S. generally accepted accounting principles ("GAAP"), but is considered an important supplemental measure of the Company's performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP.

The table below provides a reconciliation of net loss attributable to The Gymboree Corporation to Adjusted EBITDA:

	13 Weeks Ended		26 Weeks Ended
	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013

Net loss attributable to The Gymboree Corporation	$(31,153)	$(9,350)	$(44,584)	$(11,886)
Reconciling items (a):
Interest expense	20,455	20,467	40,829	40,869
Interest income	(14)	(47)	(66)	(73)
Income tax expense (benefit)	791	(5,854)	1,390	(6,715)
Depreciation and amortization (b)	11,018	10,662	21,804	23,282
Non-cash share-based compensation expense	993	1,477	2,269	2,974
Loss on disposal/impairment on assets	3,525	1,571	3,855	1,871
Acquisition-related adjustments (c)	2,963	3,899	5,907	7,992
Other (d)	983	1,974	188	2,463
Adjusted EBITDA	$9,561	$24,799	$31,592	$60,777

(a) Excludes amounts related to noncontrolling interest, which are already excluded from net loss attributable to The Gymboree Corporation.

(b) Includes the following:
Amortization of intangible assets (impacts SG&A)	$383	$384	$767	$2,642
Amortization of below and above market leases (impacts COGS)	(240)	(376)	(487)	(762)
	$143	$8	$280	$1,880

(c) Includes the following:
Additional rent expense recognized due to the elimination of deferred rent and construction allowances in purchase accounting (impacts COGS)	$2,063	$2,226	$4,131	$4,458
Sponsor fees, legal and accounting, as well as other costs incurred as a result of the Acquisition or refinancing (impacts SG&A)	900	975	1,776	2,095
Decrease in net sales due to the elimination of deferred revenue related to the Company's co-branded credit card program in purchase accounting (impacts net sales)	-	698	-	1,439
	$2,963	$3,899	$5,907	$7,992

(d) Other is comprised of a non-recurring change in reserves, restructuring charges, and executive-related hiring expenses.

EXHIBIT D

THE GYMBOREE CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands)

(Unaudited)

OTHER NON-GAAP FINANCIAL MEASURES:

	13 Weeks Ended		26 Weeks Ended
	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013

Gross profit as reported	$96,364	$107,086	$204,722	$228,059
Acquisition-related adjustments	1,823	2,548	3,644	5,135
Adjusted gross profit excluding Acquisition-related adjustments (non-GAAP measure)	$98,187	$109,634	$208,366	$233,194

	13 Weeks Ended		26 Weeks Ended
	August 2, 2014	August 2, 2014	August 2, 2014	August 2, 2014

SG&A as reported	$(107,140)	$(102,023)	$(209,430)	$(206,152)
Acquisition-related adjustments	1,283	1,359	2,543	4,737
Other adjustments	983	1,974	188	2,463
	2,266	3,333	2,731	7,200
Adjusted SG&A excluding Acquisition-related and other adjustments (non-GAAP measure)	$(104,874)	$(98,690)	$(206,699)	$(198,952)

EXHIBIT E
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	For the 13 Weeks Ended August 2, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Net sales	$259,392	$6,246	$(1,335)	$264,303
Cost of goods sold, including buying and occupancy expenses	(166,259)	(2,011)	331	(167,939)
Gross profit	93,133	4,235	(1,004)	96,364
Selling, general and administrative expenses	(102,881)	(5,241)	982	(107,140)
Operating loss	(9,748)	(1,006)	(22)	(10,776)
Other non operating (expense) income	(20,592)	71	-	(20,521)
Loss before income taxes	(30,340)	(935)	(22)	(31,297)
Income tax expense	(791)	(765)	-	(1,556)
Net loss	(31,131)	(1,700)	(22)	(32,853)
Net loss attributable to noncontrolling interest	-	1,700	-	1,700
Net loss attributable to The Gymboree Corporation	$(31,131)	$-	$(22)	$(31,153)

	For the 13 Weeks Ended August 3, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Net sales	$287,145	$4,998	$(1,227)	$290,916
Cost of goods sold, including buying and occupancy expenses	(182,693)	(1,341)	204	(183,830)
Gross profit	104,452	3,657	(1,023)	107,086
Selling, general and administrative expenses	(99,131)	(3,930)	1,038	(102,023)
Operating income (loss)	5,321	(273)	15	5,063
Other non operating (expense) income	(20,540)	23	-	(20,517)
Loss before income taxes	(15,219)	(250)	15	(15,454)
Income tax benefit	5,854	275	-	6,129
Net (loss) income	(9,365)	25	15	(9,325)
Net income attributable to noncontrolling interest	-	(25)	-	(25)
Net loss attributable to The Gymboree Corporation	$(9,365)	$-	$15	$(9,350)

EXHIBIT E
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	For the 26 Weeks Ended August 2, 2014
	Balance Before
	Consolidation
	of VIEs	VIEs*	Eliminations	As Reported
Net sales	$528,536	$11,650	$(3,873)	$536,313
Cost of goods sold, including buying and occupancy expenses	(328,697)	(3,313)	419	(331,591)
Gross profit	199,839	8,337	(3,454)	204,722
Selling, general and administrative expenses	(201,841)	(11,034)	3,445	(209,430)
Operating loss	(2,002)	(2,697)	(9)	(4,708)
Other non operating expense	(41,183)	(33)	-	(41,216)
Loss before income taxes	(43,185)	(2,730)	(9)	(45,924)
Income tax expense	(1,390)	(542)	-	(1,932)
Net loss	(44,575)	(3,272)	(9)	(47,856)
Net loss attributable to noncontrolling interest	-	3,272	-	3,272
Net loss attributable to The Gymboree Corporation	$(44,575)	$-	$(9)	$(44,584)

	For the 26 Weeks Ended August 3, 2013
	Balance Before
	Consolidation
	of VIEs	VIEs*	Eliminations	As Reported
Net sales	$576,625	$9,632	$(2,558)	$583,699
Cost of goods sold, including buying and occupancy expenses	(353,475)	(2,571)	406	(355,640)
Gross profit	223,150	7,061	(2,152)	228,059
Selling, general and administrative expenses	(200,762)	(7,576)	2,186	(206,152)
Operating income (loss)	22,388	(515)	34	21,907
Other non operating (expense) income, net	(41,023)	154	-	(40,869)
Loss before income taxes	(18,635)	(361)	34	(18,962)
Income tax benefit	6,715	74	-	6,789
Net loss	(11,920)	(287)	34	(12,173)
Net loss attributable to noncontrolling interest	-	287	-	287
Net loss attributable to The Gymboree Corporation	$(11,920)	$-	$34	$(11,886)

EXHIBIT E (continued)
THE GYMBOREE CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS
(In thousands)
(Unaudited)

	August 2, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$286,407	$15,567	$(1,340)	$300,634
Non-current assets	1,547,311	5,269	-	1,552,580
Total assets	$1,833,718	$20,836	$(1,340)	$1,853,214

Current liabilities	$256,936	$7,652	$(1,192)	$263,396
Non-current liabilities	1,384,986	399	-	1,385,385
Total liabilities	$1,641,922	$8,051	$(1,192)	$1,648,781

Total stockholders' equity	191,796	-	(148)	191,648
Noncontrolling interest	-	12,785	-	12,785
Total liabilities and stockholders' equity	$1,833,718	$20,836	$(1,340)	$1,853,214

	February 1, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$253,764	$18,764	$(1,488)	$271,040
Non-current assets	1,564,620	4,444	-	1,569,064
Total assets	$1,818,384	$23,208	$(1,488)	$1,840,104

Current liabilities	$196,631	$7,490	$(1,356)	$202,765
Non-current liabilities	1,387,828	370	(1)	1,388,197
Total liabilities	$1,584,459	$7,860	$(1,357)	$1,590,962

Total stockholders' equity	233,925	-	(131)	233,794
Noncontrolling interest	-	15,348	-	15,348
Total liabilities and stockholders' equity	$1,818,384	$23,208	$(1,488)	$1,840,104

	August 3, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$316,457	$12,708	$(1,941)	$327,224
Non-current assets	1,725,168	3,169	-	1,728,337
Total assets	$2,041,625	$15,877	$(1,941)	$2,055,561

Current liabilities	$189,637	$6,850	$(1,746)	$194,741
Non-current liabilities	1,422,337	229	-	1,422,566
Total liabilities	$1,611,974	$7,079	$(1,746)	$1,617,307

Total stockholders' equity	429,651	-	(195)	429,456
Noncontrolling interest	-	8,798	-	8,798
Total liabilities and stockholders' equity	$2,041,625	$15,877	$(1,941)	$2,055,561

*  The Variable Interest Entities ("VIEs") include the results of Gymboree (China) Commercial and Trading Co. Ltd. and Gymboree (Tianjin) Educational Information Consultation Co. Ltd.  While the Company does not control these two entities, they have been determined to be variable interest entities and their results have been consolidated by the Company.